UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2018

SENSEONICS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02                                           Results of Operations and Financial Condition.

On January 25, 2018, Senseonics Holdings, Inc. (the “Company”) issued a press release containing preliminary fourth quarter and full year 2017 financial results and announcing a proposed registered underwritten public offering of convertible senior subordinated notes due 2023 (the “Offering”). A copy of the press release is filed herewith as Exhibits 99.1 and is incorporated herein by reference.

Item 8.01                                           Other Events.

In connection with the announcement of the Offering described above, the Company filed a preliminary prospectus supplement with the U.S. Securities and Exchange Commission (the “SEC”), which including the following disclosure:

“The Company expects that the U.S. Food and Drug Administration (“FDA”) will require the review of the Company’s Eversense CGM system by an advisory panel in connection with its review of the Company’s pre-market approval application for Eversense.  The Company currently expects that the panel will convene in early 2018.  The Company anticipates that an approval decision from the FDA would occur within two to four months following the panel.  However, the ultimate timing of PMA approval is uncertain and will depend on many factors, including the logistics of convening the panel, the degree and nature of questions raised by the FDA in its review process, and the Company’s ability to submit additional data or other information that adequately addresses questions raised by the FDA.”

Forward Looking Statements

This Current Report on Form 8-K, including the press release incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the Offering, the Company’s expectations regarding the use of proceeds from the Offering, the timing of the advisory panel and the potential FDA approval of Eversense, the preliminary financial results for the fourth quarter of 2017 and the year ended December 31, 2017, and other statements containing the words “expect,” “intend,” “may,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related the timing of the convening of the panel, the recommendation of the panel with respect to the PMA, the ultimate decision by the FDA with respect to the PMA, the potential for adjustments to the Company’s preliminary financial results in connection with the completion of the audit of the Company’s 2017 financial statements by the Company’s independent registered public accounting firm and such other factors as are set forth in the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and the Company’s other filings with the SEC under the heading “Risk Factors.” In addition, the forward-looking statements included in this 8-K, including the press release incorporated herein by reference, represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01              Financial Statements and Exhibits.

(d)                     Exhibits

Exhibit No.	Description
99.1	Press Release dated January 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2018	Senseonics Holdings, Inc.

	By:	/s/ R. Don Elsey
R. Don Elsey
Chief Financial Officer